Exhibit 10.29

CANADA	PROVINCE OF QUÉBEC

HD SUPPLY CANADA INC.

(Amalgamated under the laws of the Province of Ontario)

25% Demand Bond

No. 01	CAN$3,000,000,000

HD Supply Canada Inc. (hereinafter called the “Corporation”), for value received, promises to pay on demand to Merrill Lynch Capital Canada Inc., in its capacity as Canadian agent (in such capacity, the “Agent”) under the Credit Agreement dated August 30, 2007, or its registered assigns, at 181 Bay Street, Suite 400, BCE Place, in the City of Toronto, Province of Ontario, M5J 2V8, upon presentation and surrender thereat of the present Bond, the sum of THREE BILLION Dollars in lawful money of Canada (CAN$3,000,000,000) and to pay interest thereon on demand, from the date hereof until the actual date of payment, at the same address and in like money, at a rate equal to twenty-five percent (25%) per annum, calculated annually, plus interest on all overdue interest, calculated annually at the same rate, from its due date until the actual date of payment.

This Bond is issued under and secured by a Deed of Hypothec and Issue of Bonds executed between the Corporation and Merrill Lynch Capital Canada Inc., in its capacity as “fondé de pouvoir” (person holding the power of attorney) of the Bondholders for all purposes of Article 2692 of the Civil Code of Québec (in such capacity, the “Attorney”), on the Thirtieth (30th) day of August, 2007 (the “Deed of Hypothec”), to which Deed of Hypothec reference is hereby made for the terms and conditions upon and subject to which this Bond is issued and held and for the nature and extent of the security thereof.

As of the date hereof, the total principal nominal value of Bonds authorized to be issued under the Deed of Hypothec from time to time is limited to THREE BILLION Dollars in lawful money of Canada (CAN$3,000,000,000). All Bonds at any time outstanding under the Deed of Hypothec rank pari passu and are equally and rateably secured by the Deed of Hypothec:

This Bond is fully registered and may only be transferred by the holder hereof upon compliance with the provisions of the Deed of Hypothec in that regard.

This Bond is subject to the terms and conditions of the Deed of Hypothec to all of which the holder of this Bond by its acceptance hereof assents.

This Bond shall not become obligatory until it has been certified by the Attorney under the Deed of Hypothec.

All capitalized terms and expression used herein, unless otherwise defined, shall have the same meaning as that ascribed to them in the Deed of Hypothec.

The present Bond shall be governed by, and construed in accordance with, the laws of the Province of Québec and the laws of Canada applicable therein.

The holder or any transferee of this Bond, by its acceptance thereof, is hereby deemed to have ratified the appointment of the Attorney in its capacity as “fondé de pouvoir” for all purposes of Article 2692 of the Civil Code of Québec.

The Corporation, by its signature on the one hand and the holder or any transferee of the Bond, by their acceptance of the Bond on the other hand, acknowledge that they have expressly required the Bond to be drawn up in the English language. La Corporation, par sa signature, d’une part et le détenteur et tous cessionnaires de cette obligation par leur acceptation, d’autre part, déclarent qu’ils ont expressément exigé que la présente obligation soit rédigée en anglais.

IN WITNESS WHEREOF, HD Supply Canada Inc., has caused this Bond to be signed by its representative and to be dated as of the Thirtieth (30th) day of August, Two Thousand and Seven (2007).

HD SUPPLY CANADA INC.

By:	/s/ Maxime B. Rhéaume
Name: Title:	Maxime B. Rhéaume Quebec Authorized Signatory

“FONDÉ DE POUVOIR”’S CERTIFICATE

This Bond is a 25% Demand Bond No. 01 issued under the Deed of Hypothec within mentioned.

Date of Certification: as of August 30, 2007.

MERRILL LYNCH CAPITAL CANADA INC., as Canadian agent

Per:	/s/ James Papadimitriou
Name: Title:	James Papadimitriou Authorized Representative

FORM OF TRANSFER

For value received                                  by these presents cedes and transfers to                                                                   the present 25% Demand Bond No.                     with full power of substitution, as well as its rights, the principal amount and outstanding interest on the said Bond, and irrevocably appoints the Attorney as its attorney to complete the transfer on the books of the above-mentioned Corporation maintained by the Attorney pursuant to the Deed of Hypothec.

Dated                                         ,                     .

Witness

Signed by: